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                                                                                                                              page 1

                                                       SERVICER'S CERTIFICATE
                                                 AMERICAN HONDA FINANCE CORPORATION
                                                      MONTHLY SERVICER REPORT--
                                              Honda Auto Receivables 2002-4 Owner Trust
                                                      5/1/2005 through 5/31/05

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
     (A) Total Portfolio Balance                                                                                  $1,058,487,953.57
     (B) Total Securities Balance                                                                                 $1,058,487,953.57
     (C) Class A-1 Notes
         (i)    Class A-1 Notes Balance                                                                             $256,800,000.00
         (ii)   Class A-1 Notes Percentage (C(i)/B)                                                                          24.26%
         (iii)  Class A-1 Notes Rate                                                                                       1.38000%
         (iv)   Class A-1 Notes Accrual Basis                                                                            Actual/360
     (D) Class A-2 Notes
         (i)    Class A-2 Notes Balance                                                                             $295,000,000.00
         (ii)   Class A-2 Notes Percentage (D(i)/B)                                                                          27.87%
         (iii)  Class A-2 Notes Rate                                                                                         1.660%
         (iv)   Class A-2 Notes Accrual Basis                                                                                30/360
     (E) Class A-3 Notes
         (i)    Class A-3 Notes Balance                                                                             $270,000,000.00
         (ii)   Class A-3 Notes Percentage (E(i)/B)                                                                          25.51%
         (iii)  Class A-3 Notes Rate                                                                                         2.190%
         (iv)   Class A-3 Notes Accrual Basis                                                                                30/360
     (F) Class A-4 Notes
         (i)    Class A-4 Notes Balance                                                                             $212,870,000.00
         (ii)   Class A-4 Notes Percentage (F(i)/B)                                                                          20.11%
         (iii)  Class A-4 Notes Rate                                                                                         2.700%
         (iv)   Class A-4 Notes Accrual Basis                                                                                30/360
     (G) Certificates
         (i)    Certificates Balance                                                                                 $23,817,953.57
         (ii)   Certificates Percentage (G(i)/B)                                                                              2.25%
         (iii)  Certificates Rate                                                                                            2.700%
         (iv)   Certificates Accrual Basis                                                                                   30/360
     (H) Servicing Fee Rate                                                                                                   1.00%
     (I) Portfolio Summary
         (i)    Weighted Average Coupon (WAC)                                                                                 5.59%
         (ii)   Weighted Average Original Maturity (WAOM)                                                              56.54 months
         (iii)  Weighted Average Remaining Maturity (WAM)                                                              50.79 months
         (iv)   Number of Receivables                                                                                        69,406
     (J) Reserve Fund
         (i)    Reserve Account Initial Deposit Percentage                                                                    0.50%
         (ii)   Reserve Account Initial Deposit                                                                       $5,292,439.77
         (iii)  Specified Reserve Account Percentage                                                                          0.50%
         (iv)   Specified Reserve Account Balance                                                                     $5,292,439.77
     (K) Yield Supplement Account Deposit                                                                               $484,609.12

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                                                    $250,564,300.73
     (B) Total Securities Balance                                                                                   $250,564,300.73
     (C) Cumulative Note and Certificate Pool Factor                                                                      0.2367191
     (D) Class A-1 Notes
         (i)    Class A-1 Notes Balance                                                                                       $0.00
         (ii)   Class A-1 Notes Pool Factor                                                                               0.0000000
         (iii)  Class A-1 Notes Interest Carryover Shortfall                                                                  $0.00
         (iv)   Class A-1 Notes Principal Carryover Shortfall                                                                 $0.00
     (E) Class A-2 Notes
         (i)    Class A-2 Notes Balance                                                                                       $0.00
         (ii)   Class A-2 Notes Pool Factor                                                                               0.0000000
         (iii)  Class A-2 Notes Interest Carryover Shortfall                                                                  $0.00
         (iv)   Class A-2 Notes Principal Carryover Shortfall                                                                 $0.00
     (F) Class A-3 Notes
         (i)    Class A-3 Notes Balance                                                                              $29,450,074.97
         (ii)   Class A-3 Notes Pool Factor                                                                               0.1090744
         (iii)  Class A-3 Notes Interest Carryover Shortfall                                                                  $0.00
         (iv)   Class A-3 Notes Principal Carryover Shortfall                                                                 $0.00
     (G) Class A-4 Notes
         (i)    Class A-4 Notes Balance                                                                             $212,870,000.00
         (ii)   Class A-4 Notes Pool Factor                                                                               1.0000000
         (iii)  Class A-4 Notes Interest Carryover Shortfall                                                                  $0.00
         (iv)   Class A-4 Notes Principal Carryover Shortfall                                                                 $0.00
     (H) Certificates
         (i)    Certificates Balance                                                                                  $8,244,225.76
         (ii)   Certificates Pool Factor                                                                                  0.3461349
         (iii)  Certificates Interest Carryover Shortfall                                                                     $0.00
         (iv)   Certificates Principal Carryover Shortfall                                                                    $0.00
     (I) Servicing Fee
         (i)    Servicing Fee Shortfall                                                                                       $0.00
     (J) End of Prior Month Account Balances
         (i)    Reserve Account                                                                                       $5,292,439.77
         (ii)   Yield Supplement Account                                                                                  $3,047.13
         (iii)  Payahead Account                                                                                              $0.00
         (iv)   Advances Outstanding                                                                                    $167,271.09
     (K) Portfolio Summary as of End of Prior Month
         (i)    Weighted Average Coupon (WAC)                                                                                 5.71%
         (ii)   Weighted Average Remaining Maturity (WAM)                                                              23.90 months
         (iii)  Number of Receivables                                                                                        35,769
     (L) Note and Certificate Principal Distribution Percentages
         (i)    Note Percentage                                                                                              97.03%
         (ii)   Certificate Percentage                                                                                        2.97%

                                                                                                                              page 2

                                                 AMERICAN HONDA FINANCE CORPORATION
                                                      MONTHLY SERVICER REPORT--
                                              Honda Auto Receivables 2002-4 Owner Trust
                                                      5/1/2005 through 5/31/05

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
     (A) Precomputed Contracts Principal
         (i)    Scheduled Principal Collections                                                                               $0.00
         (ii)   Prepayments in Full                                                                                           $0.00
         (iii)  Prepayments in Full due to Repurchases                                                                        $0.00
     (B) Precomputed Contracts Collections                                                                                    $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                               $0.00
     (D) Simple Interest Receivables Principal
         (i)    Principal Collections                                                                                $11,630,429.57
         (ii)   Prepayments in Full                                                                                   $5,003,936.00
         (iii)  Repurchased Receivables Related to Principal                                                                  $0.00
     (E) Simple Interest Receivables Interest
         (i)    Simple Interest Collections                                                                           $1,184,839.05
     (F) Payment Advance for Precomputes
         (i)    Reimbursement of Previous Advances                                                                            $0.00
         (ii)   Current Advance Amount                                                                                        $0.00
     (G) Interest Advance for simple Interest - Net                                                                      $(6,974.94)
     (H) Payahead Account
         (i)    Payments Applied                                                                                              $0.00
         (ii)   Additional Payaheads                                                                                          $0.00
     (I) Portfolio Summary as of End of Month
         (i)    Weighted Average Coupon (WAC)                                                                                 5.71%
         (ii)   Weighted Average Remaining Maturity (WAM)                                                              23.04 months
         (iii)  Remaining Number of Receivables                                                                              33,632
     (J) Delinquent Receivables                                                    # Units             Dollar Amount
                                                                               ----------------    -----------------------
         (i)    31-60 Days Delinquent                                          1,228      3.65%    $9,462,912.45     4.05%
         (ii)   61-90 Days Delinquent                                            242      0.72%    $2,007,317.13     0.86%
         (iii)  91 Days or More Delinquent                                        50      0.15%    $  424,882.29     0.18%
     (K) Vehicles Repossessed During Collection Period                            15      0.04%    $  145,241.75     0.06%
     (L) Total Repossessed Vehicles in Inventory                                  24      0.07%    $  221,741.75     0.09%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Collection Account Investment Income                                                                                 $0.00
     (B) Reserve Account Investment Income                                                                               $13,226.85
     (C) Yield Supplement Account Investment Income                                                                           $9.21
     (D) Trust Fees Expense                                                                                                   $0.00
     (E) Aggregate Net Losses for Collection Period                                                                      (28,487.55)
     (F) Liquidated Receivables Information
         (i)    Gross Principal Balance on Liquidated Receivables                                                        156,684.92
         (ii)   Liquidation Proceeds                                                                                      46,714.76
         (iii)  Recoveries from Prior Month Charge Offs                                                                  138,457.71
     (G) Days in Accrual Period                                                                                                  30
     (H) Deal age                                                                                                                31

                                                         MONTHLY COLLECTIONS
                                                         -------------------

V. INTEREST COLLECTIONS
-----------------------
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                        $1,177,864.11

VI. PRINCIPAL COLLECTIONS
-------------------------
     (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                                                   $16,634,365.57
     (B) Liquidation Proceeds (IV(F(i)))                                                                                  46,714.76
     (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                                                   0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                             138,457.71
                                                                                                                  -----------------
     (E) Total Principal Collections (A+B+C+D)                                                                       $16,819,538.04

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                                           $17,997,402.15
-------------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                              $704.56
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                                $17,998,106.71
-------------------------------------

                                                        MONTHLY DISTRIBUTIONS
                                                        ---------------------

X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i)    Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                           $208,803.58
         (ii)   Servicing Fee Paid                                                                                       208,803.58
                                                                                                                  -----------------
         (iii)  Servicing Fee Shortfall                                                                                       $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                       $13,226.85
     (C) Yield Supplement Account Investment Income (IV(C))                                                                   $0.00
     (D) Trust Fees Expense (IV(D))                                                                                           $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i)    Class A-1 Notes
                (a)  Class A-1 Notes Interest Due                                                                             $0.00
                (b)  Class A-1 Notes Interest Paid                                                                             0.00
                                                                                                                   ----------------
                (c)  Class A-1 Notes Interest Shortfall                                                                       $0.00
         (ii)   Class A-2 Notes
                (a)  Class A-2 Notes Interest Due                                                                             $0.00
                (b)  Class A-2 Notes Interest Paid                                                                             0.00
                                                                                                                   ----------------
                (c)  Class A-2 Notes Interest Shortfall                                                                       $0.00
         (iii)  Class A-3 Notes
                (a)  Class A-3 Notes Interest Due                                                                        $53,746.39
                (b)  Class A-3 Notes Interest Paid                                                                        53,746.39
                                                                                                                   ----------------
                (c)   Class A-3 Notes Interest Shortfall                                                                      $0.00

                                                                                                                              page 3

                                                 AMERICAN HONDA FINANCE CORPORATION
                                                      MONTHLY SERVICER REPORT--
                                              Honda Auto Receivables 2002-4 Owner Trust
                                                      5/1/2005 through 5/31/05

         (iv)   Class A-4 Notes
                (a)  Class A-4 Notes Interest Due                                                                       $478,957.50
                (b)  Class A-4 Notes Interest Paid                                                                       478,957.50
                                                                                                                   ----------------
                (c)  Class A-4 Notes Interest Shortfall                                                                       $0.00
         (v)    Total Note Interest
                (a)  Total Note Interest Due                                                                            $532,703.89
                (b)  Total Note Interest Paid                                                                            532,703.89
                                                                                                                   ----------------
                (c)  Total Note Interest Shortfall                                                                            $0.00
                (d)  Reserve Account Withdrawal for Note Interest                                                             $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                             $17,256,599.24
     (B) Principal
         (i)    Noteholders' Principal Distribution Amounts                                                          $16,292,356.29
         (ii)   Class A-1 Notes Principal
                (a)  Class A-1 Notes Principal Due                                                                            $0.00
                (b)  Class A-1 Notes Principal Paid                                                                            0.00
                                                                                                                   ----------------
                (c)  Class A-1 Notes Principal Shortfall                                                                      $0.00
                (d)  Reserve Account Withdrawal                                                                               $0.00
         (iii)  Class A-2 Notes Principal
                (a)  Class A-2 Notes Principal Due                                                                            $0.00
                (b)  Class A-2 Notes Principal Paid                                                                            0.00
                                                                                                                   ----------------
                (c)  Class A-2 Notes Principal Shortfall                                                                      $0.00
                (d)  Reserve Account Withdrawal                                                                               $0.00
         (iv)   Class A-3 Notes Principal
                (a)  Class A-3 Notes Principal Due                                                                   $16,292,356.29
                (b)  Class A-3 Notes Principal Paid                                                                   16,292,356.29
                                                                                                                   ----------------
                (c)  Class A-3 Notes Principal Shortfall                                                                      $0.00
                (d)  Reserve Account Withdrawal                                                                               $0.00
         (v)    Class A-4 Notes Principal
                (a)  Class A-4 Notes Principal Due                                                                            $0.00
                (b)  Class A-4 Notes Principal Paid                                                                            0.00
                                                                                                                   ----------------
                (c)  Class A-4 Notes Principal Shortfall                                                                      $0.00
                (d)  Reserve Account Withdrawal                                                                               $0.00
         (vi)   Total Notes Principal
                (a)  Total Notes Principal Due                                                                        16,292,356.29
                (b)  Total Notes Principal Paid                                                                       16,292,356.29
                                                                                                                   ----------------
                (c)  Total Notes Principal Shortfall                                                                          $0.00
                (d)  Reserve Account Withdrawal                                                                               $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                                                  $964,242.95
     Amount deposited into reserve account                                                                                     0.00
     Excess Amount Released from Reserve Account                                                                               0.00
                                                                                                                   ----------------
     Excess funds available to Certificateholders                                                                        964,242.95
                                                                                                                   ----------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i)    Certificate Monthly Interest Due                                                                         $18,549.51
         (ii)   Certificate Interest Shortfall Beginning Balance                                                              $0.00
                                                                                                                  -----------------
         (iii)  Total Certificate Interest Due                                                                           $18,549.51
         (iv)   Certificate Interest Paid                                                                                 18,549.51
                                                                                                                  -----------------
         (v)    Certificate Interest Shortfall Ending Balance                                                                 $0.00
     (B) Principal
         (i)    Certificate Monthly Principal Due                                                                       $498,694.20
         (ii)   Certificate Principal Shortfall Beginning Balance                                                             $0.00
                                                                                                                  -----------------
         (iii)  Total Certificate Principal Due                                                                         $498,694.20
         (iv)   Certificate Principal Paid                                                                               498,694.20
                                                                                                                  -----------------
         (v)    Certificate Principal Shortfall Ending Balance                                                                $0.00
     (C) Release to Seller                                                                                              $446,999.24

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------

     (A) Total Collections                                                                                           $17,998,106.71
     (B) Service Fee                                                                                                    $208,803.58
     (C) Trustee Fees                                                                                                          0.00
     (D) Class A1 Amount                                                                                                      $0.00
     (E) Class A2 Amount                                                                                                      $0.00
     (F) Class A3 Amount                                                                                             $16,346,102.68
     (G) Class A4 Amount                                                                                                $478,957.50
     (H) Amount Deposited into Reserve Account                                                                                $0.00
     (I) Certificateholders                                                                                             $517,243.71
     (J) Release to seller                                                                                              $446,999.24
     (K) Total amount distributed                                                                                    $17,998,106.71
     (L) Amount of Draw from Reserve Account                                                                                   0.00
     (M) Excess Amount Released from Reserve Account                                                                           0.00

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------

                                                                                     Beginning                     End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                         of Period                  of Period
--------------------------------------------                                       ---------------            ---------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                         $242,320,074.97            $226,027,718.68
         (ii)   Note Pool Factor                                                         0.2342003                  0.2184539
         (iii)  Class A-1 Notes Balance                                                       0.00                       0.00
         (iv)   Class A-1 Notes Pool Factor                                              0.0000000                  0.0000000
         (v)    Class A-2 Notes Balance                                                       0.00                       0.00
         (vi)   Class A-2 Notes Pool Factor                                              0.0000000                  0.0000000
         (vii)  Class A-3 Notes Balance                                              29,450,074.97              13,157,718.68
         (viii) Class A-3 Notes Pool Factor                                              0.1090744                  0.0487323
         (ix)   Class A-4 Notes Balance                                             212,870,000.00             212,870,000.00
         (x)    Class A-4 Notes Pool Factor                                              1.0000000                  1.0000000

                                                                                                                              page 4

                                                 AMERICAN HONDA FINANCE CORPORATION
                                                      MONTHLY SERVICER REPORT--
                                              Honda Auto Receivables 2002-4 Owner Trust
                                                      5/1/2005 through 5/31/05

         (xi)   Certificates Balance                                                  8,244,225.76               7,745,531.56
         (xii)  Certificates Pool Factor                                                 0.3461349                  0.3251972
         (xiii) Total Principal Balance of Notes and Certificates                   250,564,300.73             233,773,250.24
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                                5.71%                      5.71%
         (ii)   Weighted Average Remaining Maturity (WAM)                                    23.90 months               23.04 months
         (iii)  Remaining Number of Receivables                                             35,769                     33,632
         (iv)   Portfolio Receivable Balance                                       $250,564,300.73            $233,773,250.24
     (C) Outstanding Advance Amount                                                    $167,271.09                $160,296.15
     (D) Outstanding Payahead Balance                                                        $0.00                      $0.00

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                            $5,292,439.77
     (B) Draws                                                                                                                 0.00
         (i)    Draw for Servicing Fee                                                                                         0.00
         (ii)   Draw for Interest                                                                                              0.00
         (iii)  Draw for Realized Losses                                                                                       0.00
     (C) Excess Interest Deposited into the Reserve Account                                                                    0.00
     (D) Reserve Account Balance Prior to Release                                                                      5,292,439.77
     (E) Reserve Account Required Amount                                                                               5,292,439.77
     (F) Final Reserve Account Required Amount                                                                         5,292,439.77
     (G) Excess Reserve Account Amount                                                                                         0.00
     (H) Ending Reserve Account Balance                                                                                5,292,439.77

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                                        3,047.13
     (B) Investment Earnings                                                                                                   9.21
     (C) Investment Earnings Withdraw                                                                                          0.00
     (D) Additional Yield Supplement Amounts                                                                                   0.00
     (E) Yield Supplement Deposit Amount                                                                                     704.56
                                                                                                                  -----------------
     (F) Ending Yield Supplement Account Balance                                                                           2,351.78

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i)    Liquidation Proceeds                                                                                     $46,714.76
         (ii)   Recoveries on Previously Liquidated Contracts                                                            138,457.71
     (B) Aggregate Net Losses for Collection Period                                                                      (28,487.55)
     (C) Net Loss Rate for Collection Period (annualized)                                                                    -0.14%
     (D) Cumulative Net Losses for all Periods                                                                         4,892,037.18
     (E) Delinquent Receivables                                                    # Units             Dollar Amount
                                                                               ----------------    ----------------------
         (i)    30-59 Days Delinquent                                          1,228      3.65%    $9,462,912.45     4.05%
         (ii)   60-89 Days Delinquent                                            242      0.72%    $2,007,317.13     0.86%
         (iii)  90 Days or More Delinquent                                        50      0.15%    $  424,882.29     0.18%

XVIII. REPOSSESSION ACTIVITY                                                       # Units            Dollar Amount
----------------------------                                                   ----------------    ----------------------
     (A) Vehicles Repossessed During Collection Period                            15      0.04%    $  145,241.75     0.06%
     (B) Total Repossessed Vehicles in Inventory                                  24      0.07%    $  221,741.75     0.09%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)     Second Preceding Collection Period                                                                          -0.27%
         (ii)    Preceding Collection Period                                                                                 -0.03%
         (iii)   Current Collection Period                                                                                   -0.14%
         (iv)    Three Month Average (Avg(i,ii,iii))                                                                         -0.15%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
         (i)     Second Preceding Collection Period                                                                           0.81%
         (ii)    Preceding Collection Period                                                                                  0.84%
         (iii)   Current Collection Period                                                                                    0.94%
         (iv)    Three Month Average (Avg(i,ii,iii))                                                                          0.86%

     (C) Loss and Delinquency Trigger Indicator                                                         Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ Yuji Takahashi
             -----------------------
             Mr. Yuji Takahashi
             President

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